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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       Date of report (Date of earliest event reported): October 23, 2007

                           WESTFIELD FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

        Massachusetts                001-16767               73-1627673
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)        Identification No.)

                       141 Elm Street Westfield, MA 01085
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (413) 568-1911

                                 Not Applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement

      On October 23, 2007, the Board of Directors of Westfield Financial, Inc. (the "Company") amended and restated the Benefit Restoration Plan of Westfield Financial, Inc. (the "Plan") in order to comply with Section 409A of the Internal Revenue Code of 1986 and regulations or other guidance of the Internal Revenue Service published thereunder ("Section 409A"). Section 409A requires certain Internal Revenue Service restrictions on payment timing to participants under non-qualified deferred compensation plans and the circumstances under which elections to receive distributions of deferred compensation may be made. The Plan, as amended and restated to conform to the requirements of Section 409A, is filed herewith as Exhibit 10.5.

      The Company maintains the Plan in order to provide restorative payments to executives who are prevented from receiving the full benefits contemplated by the Employee Stock Ownership Plan's benefit formula as well as the 401(k) Plan's benefit formula. The restorative payments consist of payments in lieu of shares that cannot be allocated to participants under the Employee Stock Ownership Plan due to the legal limitations imposed on tax-qualified plans and, in the case of participants who retire before the repayment in full of the Employee Stock Ownership's loan, payments in lieu of the shares that would have been allocated if employment had continued through the full term of the loan. The restorative payments also consist of amounts unable to be provided under the 401(k) Plan due to certain legal limitations imposed on tax-qualified plans.

      On October 23, 2007, Westfield Bank (the "Bank") and the Company entered into parallel Amended and Restated Employment Agreements with Donald A. Williams, Chairman and Chief Executive Officer; Michael J. Janosco, Jr., Chief Financial Officer and Treasurer; and James C. Hagan, President and Chief Operating Officer. The employment agreements were amended and restated for the sole purpose of bringing them into compliance with Section 409A.

      The Amended and Restated Employment Agreements with Messrs. Williams, Janosco and Hagan are filed herewith as Exhibits 10.7 through 10.12.

      On October 23, 2007, the Bank and the Company entered into Amended and Restated Change of Control Agreements with Gerald P. Ciejka, Vice President, General Counsel and Director of Human Resources; Rebecca S. Kozaczka, Vice President; Deborah J. McCarthy, Vice President and Director of Operations; Allen J. Miles, III, Senior Vice President and Senior Lender; and Leo R. Sagan, Jr., Vice President and Comptroller. The change of control agreements were amended and restated for the sole purpose of bringing them into compliance with
Section 409A.

      The form of Amended and Restated Change of Control Agreement by and among certain officers, the Registrant and the Bank is filed herewith as Exhibit 10.13.
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Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished with this report:

Exhibit No.    Description
-----------    -----------
10.5           Amended and Restated Benefit Restoration Plan of Westfield
               Financial, Inc.
10.7           Amended and Restated Employment Agreement between Donald A.
               Williams and Westfield Bank
10.8           Amended and Restated Employment Agreement between Michael J.
               Janosco, Jr. and Westfield Bank
10.9           Amended and Restated Employment Agreement between James C. Hagan and Westfield Bank
10.10          Amended and Restated Employment Agreement between Donald A.
               Williams and Westfield Financial, Inc.
10.11          Amended and Restated Employment Agreement between Michael J.
               Janosco, Jr. and Westfield Financial, Inc.
10.12          Amended and Restated Employment Agreement between James C. Hagan and Westfield Financial, Inc.
10.13          Form of Amended and Restated Change of Control Agreement by and
               among certain officers, Westfield Financial, Inc. and Westfield
               Bank
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WESTFIELD FINANCIAL, INC.


                                       By:    /s/ Donald A. Williams
                                              ---------------------------------
                                       Name:  Donald A. Williams
                                       Title: Chairman of the Board and Chief
                                              Executive Officer

Date: October 25, 2007
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                                 EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
10.5             Amended and Restated Benefit Restoration Plan of Westfield
                 Financial, Inc.
10.7             Amended and Restated Employment Agreement between Donald A.
                 Williams and Westfield Bank
10.8             Amended and Restated Employment Agreement between Michael J.
                 Janosco, Jr. and Westfield Bank
10.9             Amended and Restated Employment Agreement between James C.
                 Hagan and Westfield Bank
10.10            Amended and Restated Employment Agreement between Donald A.
                 Williams and Westfield Financial, Inc.
10.11            Amended and Restated Employment Agreement between Michael J.
                 Janosco, Jr. and Westfield Financial, Inc.
10.12            Amended and Restated Employment Agreement between James C.
                 Hagan and Westfield Financial, Inc.
10.13            Form of Amended and Restated Change of Control Agreement by
                 and among certain officers, Westfield Financial, Inc. and Westfield Bank